UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Angi Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V71394-P30936 ANGI INC. 3601 WALNUT STREET, SUITE 700 DENVER, COLORADO 80205 Angi Inc. 2025 Annual Meeting June 17, 2025 To be held virtually at www.virtualshareholdermeeting.com/ANGI2025 You have the right to vote on proposals being presented at the Annual Meeting. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 17, 2025. Get informed before you vote Please note that this is not a form for voting and presents only an overview of more complete proxy materials, which contain important information and are available on the Internet or by mail. We encourage you to access and review the proxy materials before voting. View our Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s). We recommend requesting prior to June 3, 2025 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 17, 2025 9:30 AM ET Virtually at: www.virtualshareholdermeeting.com/ANGI2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V71395-P30936 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. 1. Election of Class I Directors For Nominees: 01) Thomas R. Evans 02) Alesia J. Haas 03) Jeffrey W. Kip 04) Joseph Levin 2. Ratification of the appointment of Ernst & Young LLP as Angi Inc.’s independent registered public accounting firm for the 2025 fiscal year. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.